Exhibit 99.1

Rubicon Technology Announces Change in Executive Leadership

William Weissman Appointed Interim CEO

Board Initiates Search for New CEO

BENSENVILLE, Ill., September 17, 2014— Rubicon Technology Inc. (NASDAQ: RBCN) today announced that Raja Parvez will step down as Chief Executive Officer and as a member of the Board of Directors, effective immediately. The Board has appointed William Weissman, currently CFO, as interim CEO to ensure a smooth transition and to lead Rubicon’s executive team. Chairman Don Aquilano will lead a Board search for a permanent CEO with the assistance of a leading executive search firm.

Mr. Parvez has played a leadership role at Rubicon since 2006 and has been key to the Company’s vertical integration strategy as well as market-leading product innovation.

“On behalf of the entire Rubicon Board, I want to thank Raja for his leadership, passion and the many important strategic initiatives he has driven for the company. Raja has worked diligently to lead the company through challenging cycles and transitions in our industry,” said Aquilano.

About Rubicon Technology

Rubicon Technology, Inc. is a vertically integrated advanced electronic materials provider specializing in monocrystalline sapphire for applications in light-emitting diodes (LEDs), optical systems and specialty electronic devices. Rubicon has an unmatched technology platform and expertise extending from the preparation of raw aluminum oxide through sapphire crystal growth and fabrication to large-diameter polished sapphire wafers and patterned sapphire substrates (PSS), enabling Rubicon to supply custom sapphire products with superior quality and precision. Rubicon is ISO 9001 certified and ITAR registered.

Further information is available at http://www.rubicontechnology.com.

Forward-Looking Statements

Certain of the statements in this release, particularly those preceded by, followed by or including the words “believes,” “expects,” “anticipates,” “intends,” “should,” “estimates,” or similar expressions, or those relating to or anticipating financial results for periods beyond the end of the second quarter of 2014, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by us. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include market acceptance of LED lighting, our ability to adapt to future changes in the LED industry, our successful development and market acceptance of new products, changes in the average selling prices of sapphire products, dependence on key customers, potential disruptions in our supply of electricity, changes in our product mix, our ability to protect our intellectual property rights, the competitive environment, the availability and cost of raw materials, the cost of compliance with environmental standards, the ability to make effective acquisitions and successfully integrate newly acquired businesses into existing operations and other risks and uncertainties described in the Company’s most recent Form 10-K and other filings with the Securities and Exchange Commission. For these reasons, readers are cautioned not to place undue reliance on the Company’s forward-looking statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Rubicon Technology Inc.

Dee Johnson, 847-457-3426

Vice President, Investor Relations